                  AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

      This AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of March ____,
2006, is made by and between FIRESTONE COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), and 12K, LLC, a Florida limited liability company and its successors and assigns (the "LOC Provider").

      PRELIMINARY STATEMENTS. The Borrower and LOC Provider are the parties to that certain Reimbursement Agreement with an effective date of September 29,
2004 (the "Agreement"). The Borrower obtained a loan from Frost Bank in the amount of 850,000.00 (the "Frost Loan"), and has refinanced the Frost Loan with a loan from Regions Bank (hereinafter sometimes referred to as the "Bank") in an amount equal to $700,000.00 (the "Regions Loan"). Both the Frost Loan and the
Regions Loan were secured by a letter of credit obtained by LOC Provider which letter of credit was secured by assets of the LOC Provider subject to the terms of the Agreement (the "Initial Letter of Credit).

      The Borrower desires to obtain an additional $100,000 loan from Regions
Bank (sometimes referred to herein as the "2nd Loan" and shall also include all monies loaned to Borrower under any loan instrument secured by the Initial
Letter of Credit, including any and all future renewals, extensions, modifications and refinancing structures). The Borrower has requested the LOC
Provider to obtain an additional irrevocable direct pay letter of credit equal to the face value of the 2nd Loan (the "2nd Letter of Credit") (such 2nd Letter of Credit, including any renewals, extensions, amendments, or any successor or substitute letter of credit issued on behalf of the LOC Provider with respect to the Regions Loan, the 2nd Loan and the Initial Letter of Credit herein individually and collectively called the "Letter of Credit). The LOC Provider has applied to HSBC Bank USA, N.A. for the 2nd Letter of Credit which 2nd Letter of Credit will be secured by assets of the LOC Provider. The Regions Loan and the 2nd Loan shall collectively be referred to herein as the "Loan".

      The Borrower and LOC Provider agree that this Agreement shall govern and be binding on the Borrower until the Loan is paid in full and the Letter of
Credit is released. The proceeds of the Loan are solely to be used to fund working capital needs of the Borrower and to pay for any costs and fees associated with the Loan or the Letter of Credit.

      The LOC Provider is willing to pledge its assets to secure the issuance of the Letter of Credit subject to the following terms and conditions, and the parties have agreed to amend the Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, the Agreement hereby is restated and amended in its entirety,

effective as of September 19, 2005, in accordance with the following terms and conditions:

                                    ARTICLE I
                                   DEFINITIONS

      "Agreement" means this Reimbursement Agreement, as the same may from time to time be amended, modified or supplemented in accordance with the terms hereof.

      Default Rate" means 10% or the maximum annual rate of interest permitted by then applicable law, whichever is lower.

      "Event of Default" has the meaning specified in Section 4.1 hereof.

      "Person" means an individual, partnership, corporation, trust, joint venture, unincorporated organization, association, or a government, or agency or political subdivision or instrumentality thereof.

      All references to time herein shall be prevailing Eastern Standard Time in
Jacksonville, Florida.

                                   ARTICLE II
               TERMS OF LETTER OF CREDIT, REIMBURSEMENT AND OTHER
                                    PAYMENTS

      Section 2.1   Letter of Credit. The LOC Provider agrees, on the terms and conditions hereinafter set forth, to provide for the issuance and delivery of the Letter of Credit in favor of the Bank in substantially the form of EXHIBIT A attached hereto and to pledge such assets as are required in order to obtain the issuance of the Letter of Credit.

      Section 2.2   Reimbursement and Other Payments. The Borrower hereby
promises to pay to the LOC Provider: (i) on or before 2:00 P.M. on the day that any amount is drawn under the Letter of Credit, a sum equal to such amount so drawn and paid under the Letter of Credit; (ii) on demand, interest at the
Default Rate on any and all amounts remaining unpaid by the Borrower when due hereunder from the date such amounts become due until payment thereof in full;
(iii) on demand, any and all expenses incurred by the LOC Provider in enforcing any rights under this Agreement and the other related documents; and (iv) on demand all charges, commissions, costs and expenses set forth herein. All payments made by the Borrower under this Agreement shall be made to the LOC
Provider, in lawful currency of the United States of America and in immediately available funds at the LOC Provider's offices at the notice address set forth herein before 2:00 p.m. on the date when due (collectively referred to as the
"Borrower's Obligation").

                                        2

      Section 2.3.  Letter of Credit Fee. The Borrower shall pay to the LOC
Provider a fee payable annually beginning on September 29, 2004, in the amount of 1.25% percent of the current amount of the Letter of Credit, which amount shall initially be $10,625 (the "LOC Fee"). The LOC Fee shall be paid in advance on or before September the 29th of each subsequent year.

      Section 2.4   Computation. All payments of interest and other charges
under this Agreement shall be computed on the per annum basis based upon a year of twelve 30-day months, and calculated for the actual number of days elapsed.

      Section 2.5   Reimbursement of Expenses. The Borrower shall pay to the LOC
Provider all fees and expenses incurred by the LOC Provider in connection with the preparation, execution and delivery of this Agreement and the Letter of
Credit, any and all other agreements and transactions contemplated hereby and thereby (including any amendments hereto or thereto or consents or waivers hereunder or thereunder) and will also pay all fees, charges or taxes for the recording or filing of any documents in connection therewith. The Borrower will, upon request, promptly reimburse the LOC Provider for all amounts expended, advanced or incurred by the LOC Provider to collect or satisfy any obligation of the Borrower under this Agreement or any related documents, or to enforce the rights of the LOC Provider under this Agreement, or any related documents, which amounts will include, without limitation, all court costs, reasonable attorneys'
fees, and other fees and expenses incurred by the LOC Provider in connection with any such matters. The Borrower shall also pay to the LOC Provider on demand any documentary stamp taxes, intangible taxes or other excise taxes payable on account of the execution, delivery or enforcement of this Agreement, the Letter of Credit, or related instruments (including any amendments hereto or thereto)
or the performance of any obligations thereunder (including the payment of drawings and the making of loans), and any penalties and/or interest incurred because of the failure of the LOC Provider or the Borrower to pay such taxes when due. The provisions of this paragraph shall survive payment in full and discharge of the Borrower's obligations to the LOC Provider.

      Section 2.6   Obligations Absolute. The obligations of the Borrower under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever.

                                   ARTICLE III
                              BORROWER'S COVENANTS

      Until all the obligations to be performed and paid by the Borrower hereunder and under the other related documents shall have been performed

                                        3

and paid in full, and for so long as the Letter of Credit shall be outstanding, the "Borrower covenants and agrees as follows:

      Section 3.1   Borrower's Knowledge of Default. The Borrower will
immediately give notice to the LOC Provider of the occurrence of any Event of
Default hereunder, or any event which would reasonably be expected to become an
Event of Default but for the requirement that notice be given or time elapse or both hereunder or under any related document, specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take with respect thereto.

      Section 3.2   Compliance With Related Documents. The Borrower shall use or cause to be used the proceeds of the Loan for the purposes set forth in the Loan
Agreement, and shall at all times comply with the terms and provisions of the loan agreement, promissory note and the other documents related to the Loan.

      Section 3.3   Additional Instruments and Assurances. The Borrower shall
execute and deliver to the LOC Provider all such documents and instruments, and do all such acts and things, as may be necessary or required by the LOC Provider to enable the LOC Provider to exercise and enforce its rights under this
Agreement, and to realize thereon, all as may be necessary or required by the
LOC Provider to validate, preserve and protect the position of the LOC Provider under this Agreement and the other related documents.

      Section 3.4   No Right of Setoff. The Borrower hereby specifically waives and disclaims, during the terms of this Agreement, any present or future claim, setoff, defense or other right of abatement of debt service payments or amounts due the LOC Provider under this Agreement, the other related documents, the
Letter of Credit, or any unrelated transaction.

      Section 3.5   Modification of Related Documents. The Borrower will not
amend, extend, modify, waive, revise or otherwise alter or terminate any terms of the Loan or any related documents in any manner that affects any rights or obligations of the LOC Provider.

                                   ARTICLE IV
                                     DEFAULT

      Section 4.1   Events of Default. Each of the following shall constitute an
Event of Default under this Agreement:

            (1)     Failure of the Borrower to pay when due any amounts payable under any provision of this Agreement;

                                        4

            (2)     Any substantial change in the Borrower's business as it is currently conducted.

            (3)     The occurrence of an "Event of Default or "Default" under
      any document relating to the Loan, the Letter of Credit, this Agreement or any other related document;

            (4)     If the Borrower defaults in the performance or observance of any agreement, covenant, term or condition contained herein, and such default shall not have been remedied with thirty (30) days after written notice thereof; or

            (5)     Failure of the Borrower to repay all sums due and
      outstanding under the Loan prior to the Termination Date, as defined below.

      Section 4.2   Remedies. Upon an Event of Default, the entire face value of the Letter of Credit, and all other obligations of the Borrower hereunder, whether then owing or contingently owing, will, at the option of the LOC
Provider or its successor or assigns, immediately become due and payable by the
Borrower without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived.

      No Remedy herein conferred upon or reserved to the LOC Provider is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder and the related documents or now or hereafter existing at law or in equity or by statute.

                                    ARTICLE V
                                  MISCELLANEOUS

      Section 5.1   Indemnification. The Borrower hereby indemnifies and holds the LOC Provider harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the LOC Provider may incur (or which may be claimed against the LOC Provider by any Person) (i) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; or (ii) by reason of or in connection with the execution, delivery or performance of this Agreement, any related document or any transaction contemplated by any thereof.

      Notwithstanding anything herein to the contrary, nothing in this Section
5.1 is intended or shall be construed to limit the Borrower's Obligations. The indemnities and obligations of the Borrower contained in this Section 5.1 shall survive the payment in full of the Borrower's Obligations.

                                        5

      Section 5.2   Liability of the LOC Provider. Neither the LOC Provider nor
any of its officers, directors, employees, agents or consultants shall be liable or responsible for:

            (1)     the use which may be made of the Letter of Credit or for any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith;

            (2)     the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or ail respects invalid, insufficient, inaccurate, fraudulent or forged;

            (3)     payment under the Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or

            (4)     any other circumstances whatsoever in any way related to the making or failure to make payment under the Letter of Credit.

      Section 5.3   Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns and shall not be assignable by the
Borrower without the LOC Provider's prior written consent. All rights against the Borrower arising under this Agreement shall be for the sold benefit of the
LOC Provider, its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties hereto. This Agreement shall be binding upon the LOC Provider and its successors and assigns.

      Section 5.4   Notices. All notices, requests and demands to or upon the
respective parties hereto shall be deemed to have been given or made when hand delivered or delivered by telecopy or other facsimile or three (3) days after being mailed first class, certified or registered mail, postage prepaid, or one
(1) day after being sent by overnight courier service, addressed as follows or to such other address as the parties hereto shall have been notified pursuant to this Section 5.4:

If to Borrower:                  Firestone Communications, Inc.
                                 Attention: Mr. Leonard Firestone
                                 6125 Airport Freeway,. Suite 200
                                 Fort Worth, Texas 76117
                                 Telecopy: (817) 831-4890

If to LOC Provider:              12K LLC
                                 Attention: Raymond K. Mason

                                        6

                                 2022 Hendricks Avenue
                                 Jacksonville, Florida 32207
                                 Telecopy: (904) 396-8248

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed, in which event said notice, request or demand shall be effective only upon receipt by the addressee.

      Section 5.5   Amendment. This Agreement may be amended, modified or
discharged only upon an agreement in writing of the Borrower and the LOC
Provider.

      Section 5.6   Effect of Delay and Waivers. No delay or omission to
exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release of modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

      Section 5.7.  Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 5.8   Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

      Section 5.9   Governing Law. This Agreement shall be governed by and
construed in accordance with the laws of the State of Florida without regard to conflict of law principles.

      Section 5.10  Termination. Notwithstanding anything herein to the contrary, this Agreement shall terminate no later then ten (10) years from the effective date hereon (the "Termination Date").

      Section 5.11  Consent to Jurisdiction; Venue. In the event that any action, suit or other proceeding is brought against the Borrower by or on behalf of the LOC Provider to enforce the observance or performance of any of the provisions of this Agreement or of any of the related documents, including without limitation the collection of any amounts owing thereunder, the Borrower hereby (i) irrevocably consents to the exercise of jurisdiction over the
Borrower and to the extent permitted by applicable laws, its property, by the
United States District

                                        7

Court and by the Circuit Court for Duval County, and (ii) irrevocably waives any objection it might now or hereafter have or assert to the venue of any such proceeding in any court described in clause (i) above.

      Section 5.12  Entirety. This Agreement and related documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements of such parties.

      Section 5.13  Waiver of Jury Trial. WAIVER OF JURY TRIAL. THE BORROWER AND
THE LOC PROVIDER WAIVE TRIAL BY JURY IN RESPECT OF ANY CLAIM AND ANY ACTION ON
CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER
AND THE LOC PROVIDER, AND THE BORROWER AND THE LOC PROVIDER HEREBY REPRESENT
THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR
ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY
ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ENTERING
INTO THE LOAN DOCUMENTS. THE BORROWER AND THE LOC PROVIDER ARE EACH HEREBY
AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE
EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE BORROWER FURTHER REPRESENTS AND
WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN
THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE
OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN
FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH
COUNSEL.

      IN WITNESS WHEREOF, the Borrower and the LOC Provider have caused this
Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives.

                                 FIRESTONE COMMUNICATIONS, INC.

                                 By: /s/ Leonard L. Firestone
                                    ------------------------------------------

                                 Name: Leonard L. Firestone
                                      ----------------------------------------
                                 Title: Chairman and CEO
                                       ---------------------------------------

                                 12K LLC

                                 By:
                                    ------------------------------------------

                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                        8

Court and by the Circuit Court for Duval County, and (ii) irrevocably waives any objection it might now or hereafter have or assert to the venue of any such proceeding in any court described in clause (i) above,

      Section 5.12  Entirety. This Agreement and related documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements of such parties.

      Section 5.13  Waiver of Jury Trial. WAIVER OF JURY TRIAL. THE BORROWER AND
THE LOC PROVIDER WAIVE TRIAL BY JURY IN RESPECT OF ANY CLAIM AND ANY ACTION ON
CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER
AND THE LOC PROVIDER, AND THE BORROWER AND THE LOC PROVIDER HEREBY REPRESENT
THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR
ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY
ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ENTERING
INTO THE LOAN DOCUMENTS. THE BORROWER AND THE LOC PROVIDER ARE EACH HEREBY
AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE
EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE BORROWER FURTHER REPRESENTS AND
WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN
THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE
OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN
FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH
COUNSEL.

      IN WITNESS WHEREOF, the Borrower and the LOC Provider have caused this
Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives.

                                 FIRESTONE COMMUNICATIONS, INC.

                                 BY:
                                    ------------------------------------------

                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                 12K LLC

                                 By: /s/ Raymond K. Mason
                                    ------------------------------------------

                                 Name: RAYMOND K. MASON
                                      ----------------------------------------
                                 Title: MANAGER
                                       ---------------------------------------

                                        8